                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934




                                October 16, 1997
                Date of Report (Date of Earliest Event Reported)




                      CONTINENTAL MORTGAGE AND EQUITY TRUST
             (Exact Name of Registrant as Specified in its Charter)




      California                   0-10503                94-2738844
(State of Incorporation)           (Commission          (IRS Employer
                                    File No.)         Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX       75231
(Address of Principal Executive Offices)                  (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

On October 16, 1997, Continental Mortgage and Equity Trust (the "Trust") purchased the Westgrove Air Plaza, a combination aircraft hangar and office building in Addison, Texas, for $2.4 million (.9% of the Trust's assets at December 31, 1996). The seller of the property was First National Bank and Trust Company of McAlester. The property was constructed in 1982 and consists of 78,326 square feet which were 57% occupied at the date of acquisition. The Trust paid $1.2 million in cash with the seller providing purchase money financing for the remaining $1.2 million of the purchase price.

On October 31, 1997, the Trust purchased Cypresstree Apartments, an apartment complex in Houston, Texas, for $3.2 million (1.3% of the Trust's assets at December 31, 1996). The seller of the property was Allantee Holdings, Inc. The property was constructed in 1980 and consists of 168 units which were 77% occupied at the date of acquisition. The Trust paid $550,000 in cash and the seller provided purchase money financing for the remaining $2.6 million of the purchase price.

The purchase of these properties, when aggregated with other property purchases the Trust has made in 1997 exceed 10% of the Trust's assets at December 31, 1996.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)       Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the nine months ended September 30, 1997. A pro forma balance sheet as of September 30, 1997 is also presented.

A summary of the pro forma transactions follows:

In October 1997, the Trust purchased Westgrove Air Plaza, a 78,326 square foot combination aircraft hangar and office building in Addison, Texas, for $2.4 million. The Trust paid $1.2 million in cash with the seller providing purchase money financing for the remaining $1.2 million of the purchase price. The mortgage bears interest at a variable rate, currently 10.5% per annum, requires monthly payments of interest only and matures in April 1998.

On October 31, 1997, the Trust purchased Cypresstree Apartments, a 168 unit apartment complex in Houston, Texas, for $3.2 million. The Trust paid $550,000 in cash and the seller provided purchase money financing for the remaining $2.6 million of the purchase price. The purchase money financing bears interest at 10.0% per annum, requires monthly payments of interest only of $21,667 and matures in December 1998.

The aggregate purchase prices of these properties are 2.2% of the Trust's assets at December 31, 1996. Although not a significant acquisition in themselves, when aggregated with the other purchases completed by the Trust in 1997 as described below, such purchases constitute a significant acquisition.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS (Continued)


In addition to the purchases discussed above, the Trust has purchased three apartment complexes, three commercial properties and four parcels of undeveloped land in 1997. The properties, located in California, North Carolina, Texas, Washington, D.C. and Florida, were purchased for a total of $59.8 million in separate transactions from unaffiliated sellers and represent approximately 24% of the Trust's assets at December 31, 1996. The Trust paid a total of $15.9 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 8.0% to 10.5% per annum and mature from 1998 to 2009.

The Trust has previously provided audited statements of operations for the three apartment complexes and three commercial properties acquired during 1997, totaling $50.0 million or 19.0% of the Trust's assets at December 31, 1996. See the Trust's Current Reports on Form 8-K, dated June 24, 1997, July 18, 1997 and August 18, 1997.

In addition to the purchases described above, during 1997 the Trust has sold three office buildings. In connection with the sales, the Trust received net cash proceeds totaling $18.7 million, after the payoff of $17.3 million in existing mortgage debt and the payment of various closing costs associated with the sales. The Trust recognized a total gain on these sales of $8.2 million.

The pro forma statements of operations present the Trust's operations as if the purchase and sale transactions described above had occurred at the beginning of each of the periods presented.














                     [THIS SPACE INTENTIONALLY LEFT BLANK.]


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

                      CONTINENTAL MORTGAGE AND EQUITY TRUST
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997

                                                                                 Westgrove   Cypresstree
           Assets                                                     Actual     Air Plaza    Apartments   Pro forma(1)
                                                                     --------     --------     --------     --------
Notes and interest receivable
   Performing.....................................................   $  4,457     $   --       $   --       $  4,457
   Nonperforming, nonaccruing.....................................      1,626         --           --          1,626
                                                                     --------     --------     --------     --------
                                                                        6,083         --           --          6,083

Less - allowance for estimated losses.............................     (1,481)        --           --         (1,481)
                                                                     --------     --------     --------     --------
                                                                        4,602         --           --          4,602

Foreclosed real estate held for sale, net of accumulated
   depreciation...................................................      5,738         --           --          5,738

Real estate held for sale, net of accumulated depreciation........      8,982         --           --          8,982

Real estate held for investment, net of accumulated depreciation      247,182        2,505        3,305      252,992
Investments in marketable equity securities of affiliates,
   at market......................................................     12,202         --           --         12,202
Investments in partnerships.......................................      2,084         --           --          2,084
Cash and cash equivalents.........................................        918       (1,317)        (705)      (1,104)
Other assets......................................................     14,890         --           --         14,890
                                                                     --------     --------     --------     --------
                                                                     $296,598     $  1,188     $  2,600     $300,386
                                                                     ========     ========     ========     ========

Liabilities and Shareholders' Equity Liabilities Notes and interest
payable...........................................................   $199,245     $  1,188     $  2,600     $203,033
Other liabilities.................................................     10,192         --           --         10,192
                                                                     --------     --------     --------     --------
                                                                      209,437        1,188        2,600      213,225
                                                                     ========     ========     ========     ========
Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no par value; authorized shares,
   unlimited issued and outstanding 4,025,985 shares..............      8,068         --           --          8,068
Paid-in capital...................................................    257,159         --           --        257,159
Accumulated distributions in excess of accumulated earnings.......   (188,963)        --           --       (188,963)
Net unrealizable gains on marketable equity securities............     10,897         --           --         10,897
                                                                     --------     --------     --------     --------
                                                                       87,161         --           --         87,161
                                                                     --------     --------     --------     --------

                                                                     $296,598     $  1,188     $  2,600     $300,386
                                                                     ========     ========     ========     ========

(1) The balance sheet effect of all other 1997 property purchases and sales are included in the September 30, 1997 actual balances presented.

                      CONTINENTAL MORTGAGE AND EQUITY TRUST
                                    PRO FORMA
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                 Apartment            Commercial
                                       Actual    Complexes(1)(2)    Properties(1)(3)     Land (1)(4)
                                      --------   ---------------    ----------------     -----------
                                                (dollars in thousands, except per share)
Income
   Rents..........................    $40,630     $         892     $          2,736     $      --
   Interest.......................        729              --                   --              --
                                      -------     -------------     ----------------     -----------
                                       41,359               892                2,736            --

Expenses
   Property operations............     23,576               569                  978            --
   Interest.......................     12,245               365                  976             254
   Depreciation ..................      4,563               106                  299            --
   Advisory fee to affiliate......      1,552              --                   --              --
   Net income fee.................        287              --                   --              --
   General and administrative.....      2,219              --                   --              --
                                      -------     -------------     ----------------     -----------
                                       44,442             1,040                2,253             254
                                      -------     -------------     ----------------     -----------


Income (loss) from operations.....     (3,083)             (148)                 483            (254)

Equity in income of partnerships..         56              --                   --              --
Gain on sale of real estate.......      6,565              --                   --              --
                                      -------     -------------     ----------------     -----------

Net income (loss).................    $ 3,538     $        (148)    $            483     $      (254)
                                      =======     =============     ================     ===========

Earnings per share
   Net income.....................    $   .88
                                      =======


Shares of beneficial interest
   outstanding....................  4,026,061
                                    =========


                                      Westgrove     Cypresstree
                                      Air Plaza      Apartments    Sales(1)    Pro forma
                                      ---------      -----------   --------     --------
                                           (dollars in thousands, except per share)
Income
   Rents..........................    $     241      $       533   $ (1,396)    $43,636
   Interest.......................         --               --         --           729
                                      ---------      -----------   --------     -------
                                            241              533     (1,396)     44,365

Expenses
   Property operations ...........          269              428       (799)     25,021
   Interest.......................           94              195       (441)     13,688
   Depreciation...................           38               50       (300)      4,756
   Advisory fee to affiliate......          --               --        --         1,552
   Net income fee.................          --               --        --           287
   General and administrative.....          --               --        --         2,219
                                      ---------      -----------   --------     -------
                                            401              673     (1,540)     47,523
                                      ---------      -----------   --------     -------


Income (loss) from operations.....         (160)            (140)       144      (3,158)

Equity in income of partnerships..         --               --         --            56
Gain on sale of real estate.......         --               --         --         6,565
                                      ---------      -----------   --------     -------

Net income (loss).................    $    (160)     $      (140)  $    144     $ 3,463
                                      =========      ===========   =========    =======

Earnings per share
   Net income.....................                                              $   .86
                                                                                =======


Shares of beneficial interest
   outstanding....................                                            4,026,061
                                                                              =========

(1) Assumes purchase or sale by the Trust on January 1, 1997. Pro forma amounts for other property acquisitions are from January 1 through respective dates of acquisition. Results subsequent to the date of acquisition are included in the "Actual" column.
(2) Includes the Lost Timbers Apartments, Trails at Windfern Apartments and Eagle Rock Apartments whose results of operations are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and August 18, 1997.
(3) Includes the Jefferson Office Building, Bay Plaza Office Center and Durham Centre Office Building whose results of operations are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and July 18, 1997.
(4) Includes the Stacy Road, Watters Road, Opubco and McKinney 140 land which are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and July 18, 1997.


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

                      CONTINENTAL MORTGAGE AND EQUITY TRUST
                                    PRO FORMA
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996


                                                              Apartment            Commercial
                                              Actual       Complexes(1)(2)      Properties(1)(3)     Land (1)(4)
                                            -----------    ---------------      ----------------     -----------
                                                          (dollars in thousands, except per share)
Income
   Rents..........................          $    44,244    $         2,514      $         6,994      $    -
   Interest.......................                1,119                -                    -             -
                                            -----------    ---------------      ---------------      -----------
                                                 45,363              2,514                6,994           -

Expenses
   Property operations............               26,738              1,544                2,525           -
   Interest.......................               12,773                895                2,322           758
   Depreciation...................                4,819                273                  783           -
   Advisory fee to affiliate......                1,091                -                    -             -
   Incentive and net income fees..                1,049                -                    -             -
   General and administrative.....                2,213                -                    -             -
   Provision for losses...........                 (884)               -                    -             -
                                            -----------    ---------------      ---------------      -----------
                                                 47,799              2,712                5,630           758
                                            -----------    ---------------      ---------------      -----------

Income (loss) from operations....                (2,436)              (198)               1,364          (758)

Equity in income of partnerships.                   228                -                    -             -
Gain on sale of real estate and
   marketable equity securities...               10,122                -                    -             -
                                            -----------    ---------------      ---------------      -----------

Income (loss) before
   extraordinary gain.............                7,914               (198)               1,364          (758)
Extraordinary gain...............                   812                -                    -             -
                                            -----------    ---------------      ---------------      -----------
Net income (loss)................           $     8,726    $          (198)     $         1,364      $   (758)
                                            ===========    ===============      ===============      ===========


Earnings per share
   Income before extraordinary
     gain.........................          $     1.89
   Extraordinary gain.............                 .19
                                            ----------
   Net income (loss)..............          $     2.08
                                            ==========


Shares of beneficial interest
   outstanding....................           4,199,147
                                            ==========



                                            Westgrove     Cypresstree
                                            Air Plaza      Apartments          Sales(1)         Pro forma
                                            ----------     ------------     --------------    --------------
                                                      (dollars in thousands, except per share)
Income
   Rents..........................          $      321    $        711      $       (1,986)   $       52,798
   Interest.......................                 -               -                   -               1,119
                                            ----------     ------------     --------------    --------------
                                                   321             711              (1,986)           53,917

Expenses
   Property operations............                 358             570              (1,059)           30,676
   Interest.......................                 125             260                (801)           16,332
   Depreciation...................                  51              66                (277)            5,715
   Advisory fee to affiliate......                 -               -                   -               1,091
   Incentive and net income fees..                 -               -                   -               1,049
   General and administrative.....                 -               -                   -               2,213
   Provision for losses...........                 -               -                   -                (884)
                                            ----------     ------------     --------------    --------------
                                                   534             896              (2,137)           56,192
                                            ----------     ------------     --------------    --------------

Income (loss) from operations....                 (213)           (185)                151            (2,275)

Equity in income of partnerships.                  -               -                   -                 228
Gain on sale of real estate and
   marketable equity securities...                 -               -                 6,565            16,687
                                            ----------     ------------     --------------    --------------

Income (loss) before
   extraordinary gain.............                (213)           (185)              6,716            14,640
Extraordinary gain...............                  -                                   -                 812
                                            ----------     ------------     --------------    --------------
Net income (loss)................           $     (213)   $       (185)     $        6,716    $       15,452
                                            ==========    ============      ==============    ==============


Earnings per share
   Income before extraordinary
     gain.........................                                                            $         3.49
   Extraordinary gain.............                                                                       .19
                                                                                              --------------
   Net income (loss)..............                                                            $         3.68
                                                                                              ==============


Shares of beneficial interest
   outstanding....................                                                                 4,199,147
                                                                                              ==============



(1)  Assumes purchase or sale by the Trust on January 1, 1996.
(2) Includes the Lost Timbers Apartments, Trails at Windfern Apartments and Eagle Rock Apartments whose results of operations are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and August 18, 1997.
(3) Includes the Jefferson Office Building, Bay Plaza Office Center and Durham Centre Office Building whose results of operations are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and July 18, 1997.
(4) Includes the Stacy Road, Watters Road, Opubco and McKinney 140 land which are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and July 18, 1997.


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

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS (Continued)


(b)       Financial statements of properties acquired:


Exhibit
Number                                   Description
-------                                  -----------

 99.0 Lost Timbers Apartments, Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.0 to the Registrant's Current Report on Form 8-K, dated June 24, 1997).

 99.1 Jefferson Building, Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.1 to the Registrant's Current Report on Form 8-K, dated June 24, 1997).

 99.2 Trails at Windfern Apartments, Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.2 to the Registrant's Current Report on Form 8-K, dated June 24, 1997).

 99.3 Bay Plaza Office Center, Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.3 to the Registrant's Current Report on Form 8-K, dated June 24, 1997).

 99.4 Durham Centre, Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996 (incorporated by reference to Exhibit No. 99.4 to the Registrant's Current Report on Form 8-K, dated July 18, 1997).

 99.5 Eagle Rock Apartments, Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996, (incorporated by reference to Exhibit 99.5 to Registrant's Current Report on Form 8-K, dated August 18, 1997).

 99.6 Westgrove Air Plaza, Audited Statement of Revenues and Direct Operating Expenses for the year ended May 31, 1997, filed herewith.

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


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        CONTINENTAL MORTGAGE AND EQUITY TRUST






Date:    December 22, 1997              By:    /s/ Thomas A. Holland
     -------------------------             -------------------------
                                           Thomas A. Holland
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)

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                      CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                             Dated October 16, 1997



Exhibit                                                                     Page
Number                                Description                         Number
-------                               -----------                         ------

 99.6                Westgrove Air Plaza, Audited Statement of                10
                     Revenue and Direct Operating Expenses for the year ended February 28, 1997.

                                        9